Exhibit 10.41

MTA Amendment No. 3 and Amendment No. 2 to the Amended and Restated Security Agreement

This agreement executed by the parties listed on the signature page hereto is an amendment (the “Amendment”) to:

(A)
the Master Transaction Agreement dated March 9, 2022 (as amended by the MTA Amendment thereto dated September 11, 2023, and Amendment No. 2 thereto dated November 13, 2023, the “MTA”) by and among Virage Recovery Master LP, a Delaware limited partnership (“VRM”), Series MRCS, a series of MDA, Series LLC, a Delaware series limited liability company (“Series MRCS”), John H. Ruiz, an individual (“Ruiz”), Frank C. Quesada, an individual (“Quesada” and, together with Ruiz, the “MRCS Principals” and each an “MRCS Principal”), Virage Capital Management LP, a Delaware limited partnership (“Virage”), MSP Recovery, LLC, a Florida limited liability company (“MSP Recovery”), La Ley con John H. Ruiz, d/b/a MSP Recovery Law Firm, a Florida corporation and MSP Law Firm, a Florida PLLC (together, “MSP Recovery Law Firm”), MSP Recovery, Inc. (formerly known as Lionheart Acquisition Corporation II, a Delaware corporation and a special purpose acquisition company, “Parent”), and Lionheart II Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (the “Purchaser”), and

(B)
the Amended and Restated Security Agreement dated as of September 11, 2023 (as amended by the amendment thereto dated November 13, 2023, the “Security Agreement”) made among (i) MSP Recovery (ii) Parent, (iii) Purchaser, and (iv) the grantors listed on the signature pages of the Security Agreement, as pledgors, assignors and debtors in favor of VRM.

The parties to the MTA and the Security Agreement are referred to herein collectively as the “Parties” and each, individually, as a “Party.” Series MRCS, the MRCS Principals, MSP Recovery, MSP Recovery Law Firm, Parent and Purchaser are referred to herein collectively as the “MSP Parties” and each, individually, as a “MSP Party.” Capitalized terms not otherwise defined in this Amendment have the meanings given such terms in the MTA. The Parties agree as follows:

1.
Extension Date. For purposes of the MTA, VRM agrees to extend the Extension Date to September 30, 2025, subject to the automatic and immediate acceleration of the final payment date of the VRM Full Return upon the occurrence of any Trigger Event.

2.
Payment of Proceeds from Yorkville Facility.

(a)
Item (vi) under the definition of “Excluded Property” in the Security Agreement will be amended and restated as follows:

(1) until such time as the Nomura Promissory Note is paid in full, 50% of the proceeds from the sale of shares under the Yorkville Facility; (2) all proceeds from advances or loans to the MSP Parties in connection with the Yorkville Facility; and (3) all proceeds received by the MSP Parties from sale of shares under the Yorkville Facility, but only to the extent such amounts are due from MSP Parties to YA II PN, Ltd (together with its affiliates, “Yorkville”) to repay any loans or advances made to the MSP Parties under the Yorkville Facility.

(b)
The definition “Yorkville Facility” in the Security Agreement is amended and restated in its entirety as follows:

“Yorkville Facility” means that certain Standby Equity Purchase Agreement entered into as of November 13, 2023 with YA II PN, LTD., a Cayman Islands exempt limited partnership and the Parent.

Exhibit 10.41

(c) The definition of “Reserve Account” in the Security Agreement is amended and restated in its entirety as follows:

“Reserve Account” means that certain Deposit Account identified as the Reserve Account on Schedule IV, provided that (1) amounts in excess of the Reserve Threshold Amount and (2) 25% of proceeds received by the MSP Parties under the Yorkville Facility from sale of shares thereunder (that is not Excluded Property) are each not deemed part of the Reserved Account (and such amounts constitute Collateral). For avoidance of doubt, 75% of proceeds received by the MSP Parties under the Yorkville Facility from the sale of shares thereunder will be considered Excluded Property until the Reserve Account balance exceeds the Reserve Threshold Amount, and thereafter 100% of such proceeds will be Collateral under this Security Agreement.

(d) The MSP Parties will promptly pay to VRM 25% of proceeds received by the MSP Parties under the Yorkville Facility from sale of shares thereunder (that are not Excluded Property).

(e) As required under the MTA, the MSP Parties will undertake such actions as are necessary to expeditiously commence the sale of Parent Class A Common Stock from conversion of the Reserved SPAC Units, including by putting in place applicable sales plans for such sales in the next available “open window.” The MSP Parties will submit to VRM a written plan for effectuating such sales and provide VRM at least monthly updates within five days of the beginning of each calendar month following the effective date of this Amendment.

3.
General. Except as expressly amended hereby, the terms, provisions and conditions of the MTA, Security Agreement, the other Transaction Agreements and the other Transaction Documents (as defined in the Security Agreement) are hereby ratified and confirmed and will remain unchanged and in full force and effect without interruption or impairment of any kind. Each of the Parties agrees that this Amendment constitutes a “Transaction Agreement” and “Transaction Document” under and as defined in the MTA and Security Agreement, respectively. Each of the Transaction Agreements and Transaction Documents (as defined in the Security Agreement), including the existing Transaction Agreements and Transaction Documents (as defined in the Security Agreement), and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the existing Transaction Agreements or Transaction Documents (as defined in the Security Agreement), are hereby amended so that any reference in such Transaction Agreements and Transaction Documents (as defined in the Security Agreement) to the applicable existing Transaction Agreement or Transaction Document (as defined in the Security Agreement), whether direct or indirect, will mean a reference to such existing Transaction Agreement or Transaction Documents (as defined in the Security Agreement) as amended by this Amendment. This Amendment does not constitute a novation of the Security Agreement or in any way impair or otherwise affect the rights or obligations of the parties thereunder except as such rights or obligations are expressly amended or modified hereby. The Security Agreement as amended hereby will be deemed to be a continuing agreement among the parties, and all documents, instruments and agreements delivered pursuant to or in connection with the Security Agreement will remain in full force and effect, each in accordance with its terms.

[Signature Page Follows]

The Parties have caused this Amendment to be executed and effective as of March 26, 2024.

Parties to the MTA:

Virage Recovery Master LP By: Virage Recovery LLC, its general partner By: Name: Edward Ondarza Title: Manager	Series MRCS, a series of MDA, Series LLC By: Name: Frank C. Quesada Title: Manager
Virage Capital Management LP By: Virage LLC, its general partner By: Name: Edward Ondarza Title: Manager	La Ley con John H. Ruiz P.A., d/b/a MSP Recovery Law Firm By: Name: John H. Ruiz Title: President
MSP Recovery, LLC By: ___________________________ Name: John H. Ruiz Title: Authorized Person	MSP Law Firm PLLC By: ___________________________ Name: John H. Ruiz Title: Manager
MSP Recovery, Inc. By: ___________________________ Name: John H. Ruiz Title: Chief Executive Officer	Lionheart II Holdings, LLC By: Name: John H. Ruiz Title: Authorized Person
FRANK C. QUESADA	JOHN H. RUIZ

Parties to the Security Agreement:

MSP RECOVERY, LLC, as Grantor By: Name: John H. Ruiz Title: Authorized Person	MDA, SERIES LLC, as Grantor By: Name: John H. Ruiz Title: Authorized Person

Signature Page to MTA Amendment No. 3 and Amendment No. 2 to Amended and Restated Security Agreement

MSP RECOVERY, INC., as Grantor By: Name: John H. Ruiz Title: Chief Executive Officer	MSP RECOVERY CLAIMS CAID, SERIES LLC, as Grantor By: Name: John H. Ruiz Title: Authorized Person
LIONHEART II HOLDINGS, LLC, as Grantor By: Name: John H. Ruiz Title: Authorized Person	MSP RECOVERY CLAIMS COM, SERIES LLC, as Grantor By: Name: John H. Ruiz Title: Authorized Person
MSP RECOVERY OF PUERTO RICO, LLC, as Grantor By: Name: John H. Ruiz Title: Authorized Person	MSP RECOVERY CLAIMS HOSP, SERIES LLC, as Grantor By: Name: John H. Ruiz Title: Authorized Person
MSP RECOVERY SERVICES, LLC, as Grantor By: Name: John H. Ruiz Title: Authorized Person	MSP RECOVERY CLAIMS PROV, SERIES LLC, as Grantor By: Name: John H. Ruiz Title: Authorized Person
LIFEWALLET, LLC, as Grantor By: Name: John H. Ruiz Title: Authorized Person

Signature Page to MTA Amendment No. 3 and Amendment No. 2 to Amended and Restated Security Agreement